                                                                    EXHIBIT 99.2




                           FONTENELLE HILLS APARTMENTS

                              STATEMENT OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                          YEAR ENDED DECEMBER 31, 1997

                          Independent Auditors' Report



To the Board of Trustees
Continental Mortgage and Equity Trust

We have audited the accompanying statement of revenues and direct operating expenses of Fontenelle Hills Apartments for the year ended December 31, 1997. This statement of revenues and direct operating expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement of revenues and direct operating expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and direct operating expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Continental Mortgage and Equity Trust) and, as described in Note 1, is not intended to be a complete presentation of the results of operations.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses of Fontenelle Hills Apartments for the year ended December 31, 1997, in conformity with generally accepted accounting principles.




FARMER, FUQUA, HUNT & MUNSELLE, P.C.

Dallas, Texas
April 15, 1998

                           FONTENELLE HILLS APARTMENTS
                              STATEMENT OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                          Year Ended December 31, 1997


REVENUES
         Net rental revenues                                          $  2,245,327
         Other revenues                                                    155,183
                                                                      ------------

                  Total revenues                                         2,400,510


DIRECT OPERATING EXPENSES
         Salaries and benefits                                             417,589
         Property taxes                                                    253,598
         Repairs and maintenance                                           202,190
         Utilities                                                         144,245
         Insurance                                                          47,552
                                                                      ------------

                  Total direct operating expenses                        1,065,174
                                                                      ------------


REVENUES IN EXCESS OF DIRECT OPERATING EXPENSES                       $  1,335,336
                                                                      ============






         The accompanying notes are an integral part of this statement.

                           FONTENELLE HILLS APARTMENTS
                         NOTES TO STATEMENT OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                                December 31, 1997


NOTE 1:           ORGANIZATION AND BASIS OF PRESENTATION

                  Fontenelle Hills Apartments is a 337-unit apartment complex located in Bellevue, Nebraska. During 1997, the property was owned by Fontenelle Hills Associates.

                  The accompanying financial statement does not include a provision for depreciation and amortization, bad debt expense, interest expense, or income taxes. Accordingly, this statement is not intended to be a complete presentation of the results of operations.

NOTE 2:           ACCOUNTING ESTIMATES

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3:           OTHER REVENUES

                  Other revenues consist of the following:

                           Parking fees                      $     70,032
                           Laundry and vending income              23,732
                           Damages and cleaning                    23,526
                           Corporate unit rental                   21,095
                           Miscellaneous                           16,798
                                                             ------------

                                                             $    155,183
                                                             ============

NOTE 4:           SUBSEQUENT EVENT

                  The property was sold to Continental Mortgage and Equity Trust, a California business trust, on April 3, 1998.